--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

787 Seventh Avenue, New York, NY 10019
(800) 730-2932

INVESTMENT OBJECTIVE

    The Fund seeks long-term capital appreciation through investments primarily in equity securities of Asian companies.

INVESTMENT ADVISER

    Schroder Capital Management International Inc. (the "Investment Adviser") is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment operations of the Schroder Group are located in 20 countries worldwide including 10 offices in Asia. The Schroder Group has been managing international investment portfolios since the early years of this century. At the end of the last calendar quarter, September 30, 1997, the Schroder Group had over $175 billion in assets under management. At that same date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Managment International Ltd., had over $28 billion under management, of which approximately $10.9 billion was invested in the Asian region.

                                                               December 15, 1997
Dear Stockholder:

    We are pleased to present to you the 1997 Annual Report for the Schroder Asian Growth Fund, Inc., (the "Fund"). On October 31, 1997 the Fund's net asset value was $9.34 per share and the closing price on the New York Stock Exchange was $8.50.

    It has been a volatile year in the Asian markets but management is standing firm with its long-term investment strategy for the Fund. The Fund will continue to emphasize companies with long-term growth prospects that are well-managed and of good quality. Management continues to believe that in the longer term the impact of recent currency devaluations will be very positive for the region's economies. As export competitiveness is restored, net exports will likely improve. The positive impact this will have on current account balances will allow currencies to stabilize. As currencies stabilize, interest rates should fall and the environment for steady growth will return. The external sector will lead the recovery with strong growth anticipated in 1999. Domestic investment will follow as lower interest rates will allow liquidity to improve. With the increasing involvement of the International Monetary Fund (IMF), there is now some assurance that the external debt obligations will be met, removing a key worry from the region's stock markets.

    We thank you for your support and interest in the Fund.

Sincerely,

      [SIGNATURE]                 [SIGNATURE]

I. Peter Sedgwick                 Louise Croset
Chairman                          President

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 1997)

    At the end of the fiscal year, October 31, 1997, the Fund was approximately 85% invested in equity securities and 15% in cash and other assets.

    During the first half of the fiscal year, the prospects for Asian markets were generally favorable. In response, the Fund increased its weighting in Hong Kong; as the outlook for China's economy improved, the conditions for a recovery in regional exports were in place as the cyclical electronics industry stabilized.

    The following six months were a period of significant volatility across the region's stock markets, resulting in negative market returns for the six and twelve month periods. Market volatility was triggered by the region's currency turmoil. Although originally restricted to Thailand and its close neighbors (the Philippines, Indonesia and Malaysia), the turmoil spread through the region, finally reaching the North Asian markets of Korea, Taiwan and Hong Kong in the closing weeks of October 1997.

    The currency turmoil has, with the exception of the Hong Kong dollar, led to an abandonment of fixed exchange rates among Asian economies and subsequent currency devaluations. Interest rates in most economies are now higher than previously expected and the prior positive environment for corporate earnings growth has largely diminished. In response, the industry focus of the Fund's holdings has shifted away from interest rate sensitive sectors such as real estate and banking, and towards more defensive sectors such as utilities, telecommunications and consumer durables.

    Over the year, the Fund maintained a high weighting to HONG KONG. Mainland Chinese liquidity flows and the positive momentum associated with the colony's hand over provided support to the stock market. Corporate earnings for Hong Kong companies were also buoyed by China's favorable economic prospects, particularly export growth. Unfortunately, the recent decision by the Taiwanese to devalue their currency led to speculative pressure on the Hong Kong dollar peg. Both the Hong Kong Monetary Authority and China have pledged to defend the peg, but in response, local interest rates have moved up sharply, leading to significant downward pressure on real estate prices. In the short term, although the current higher interest rates will have a negative impact on corporate earnings, management believes that the reform process currently at work in China should have an overriding positive impact on the outlook for Hong Kong. Well-managed corporations that have increased their activities in CHINA, particularly infrastructure and service related industries, should benefit.

    The Fund's exposure to SINGAPORE has been maintained over the past twelve months. The government allowed the local currency to depreciate during the recent crisis, which should help to ensure competitiveness of exports. Singapore's reputation as a safe haven remains intact, with the local banks remaining highly capitalized. In contrast, the fall in MALAYSIA'S market over the year reflected increasing investor concern over the lack of a transparent government policy in dealing with economic conditions. Political considerations are taking priority and with the prospect of much slower economic growth, as the Malaysian economy contracts next year, the Fund has reduced its weighting.

    Exposure to the Asian Emerging Markets of Thailand, Indonesia and the Philippines was reduced over the year. Higher interest rates as a result of the currency devaluations impacted the outlook for economic growth and corporate earnings. Southern Asia's overcapacity in manufacturing plants and commercial and retail real estate will require a period of adjustment, with vacancy levels expected to remain high. The banking sector will face deteriorating operating environments as non-performing loans rise, and although eventual recapitalization of balance sheets will occur, most country's banking sectors face rationalization. Disappointingly, policy response has generally been slow to address individual country problems, but the recent acceptance of IMF help in Thailand and Indonesia is positive. The similar acceptance of IMF help in South Korea recently should also be constructive, not just for South Korea but for the region as a whole.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

    In JAPAN, strong economic growth in the first half of the Fund's fiscal year contrasted with a sharp slowdown in the second half. The Japanese market fell by 17% in yen terms and 22% in U.S. dollar terms over the period in reaction to the government's measures to stem the budget deficit. The strong relative performance of mainly export-oriented sectors, such as transport equipment and electric machinery, contrasted with the comparatively poor performance of banks, basic industries, and smaller companies.

    The Fund's portfolio emphasized larger manufacturing companies, which have the best prospects for earnings improvement. Such stocks include BRIDGESTONE CORP., the tire manufacturer, and TAKEDA CHEMICAL INDUSTRIES, the pharmaceutical maker. The Fund also maintained large positions in some smaller stocks where management expects outstanding long-term value including GLORY LTD., a money-handling machine maker, and HANSHIN ELECTRIC RAILWAY CO., a railway operator.

    Other significant events during the fiscal year just ended include the election of Louise Croset as a Director and President of the Fund, replacing departing portfolio manager Laura Luckyn-Malone, on January 16, 1997. From that date, Ms. Croset and Heather Crighton, a manager of the Fund since its inception, have headed the Fund's investment management team. Ms. Croset joined SCMI in 1993 and is a First Vice President and Director of the firm. From 1987 to 1993, Ms. Croset served as a Vice President at Wellington Management Co. Ms. Crighton is a First Vice President of SCMI and has been with the firm since 1992.

    On March 20, 1997, the Fund completed a tender offer for 3,500,000 of the Fund's shares. In 1998, the fund will convert to an open-end structure, as described in Note 7 to the financial statements that follow.

DIVIDEND REINVESTMENT PLAN

    The Fund offers you a plan for the reinvestment of your dividends and capital gains distribution in shares of the Fund. If you wish to participate, please contact the plan agent, State Street Bank and Trust Company, at (800) 426-5523.

OTHER INFORMATION

    The Fund's net asset value is published every Monday in THE WALL STREET JOURNAL under the heading "Closed End Funds." The Fund's net asset value is also published in THE NEW YORK TIMES and BARRON'S.

    In addition, the Fund publishes a newsletter in the middle of each month, containing country weightings and a market update. You can request a copy by calling (800) 730-2932.

    During the fiscal year ended October 31, 1997, there have been (i) no material changes in the Fund's investment objectives or policies that have not been approved by shareholders; (ii) no changes in the Fund's Articles of Incorporation; (iii) no changes in the principal risk factors associated with investment in the Fund.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF OCTOBER 31, 1997, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1997

                               COUNTRY WEIGHTINGS

COUNTRY                                                       % OF NET ASSETS
------------------------------------------------------------------------------
Hong Kong                                                              27.3%
Japan                                                                  18.7%
Singapore                                                               9.7%
Malaysia                                                                8.0%
India                                                                   7.4%
Korea                                                                   3.8%
Philippines                                                             3.5%
Indonesia                                                               3.0%
China                                                                   1.8%
Thailand                                                                1.6%
Cash                                                                   15.2%
------------------------------------------------------------------------------
Total                                                                 100.0%

                             INVESTMENT BY INDUSTRY

INDUSTRY                                                       % OF NET ASSETS
------------------------------------------------------------------------------
Real Estate                                                            20.3%
Capital Equipment                                                      17.6%
Services                                                               14.9%
Energy                                                                  8.5%
Finance                                                                 7.2%
Multi-Industry                                                          6.8%
Materials                                                               4.7%
Consumer Goods                                                          3.2%
Insurance                                                               1.6%
Cash                                                                   15.2%
------------------------------------------------------------------------------
Total                                                                 100.0%

                                TOP TEN HOLDINGS

SECURITY                                                                       % OF NET ASSETS
----------------------------------------------------------------------------------------------
Citic Pacific Ltd. (HK)                                                                 4.4%
Hutchison Whampoa (HK)                                                                  3.7%
Cheung Kong Holdings Ltd. (HK)                                                          2.8%
Sun Hung Kai Properties Ltd. (HK)                                                       2.5%
Swire Pacific Ltd. 'A' (HK)                                                             2.4%
China Resources Enterprise Ltd. (HK)                                                    2.4%
Singapore Press Holdings Ltd. (SGD)                                                     2.3%
Cheung Kong Infrastucture Holdings (HK)                                                 2.3%
New World Infrastucture Ltd. (HK)                                                       2.0%
Hong Kong & China Gas Company Ltd. (HK)                                                 1.9%
----------------------------------------------------------------------------------------------
Total                                                                                  26.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

           COMMON STOCKS - 84.8%
           CHINA - 1.8%
   SHARES                                     VALUE US$
---------                                  ------------
  121,000  UTILITIES ELECTRICAL & GAS - 1.8%
           Huaneng Power International,
             Ltd. (a)*
             (Cost $2,050,520)
           HONG KONG - 27.3%
                                              2,662,000
                                           ------------
1,331,000  BUILDING & CONSTRUCTION - 2.3%
           Cheung Kong Infrastructure
             Holdings
                                              3,443,726
                                           ------------
3,160,000  CHEMICALS - 0.8%
           Chen Hsong Holdings Ltd.
                                              1,226,391
                                           ------------
1,376,000  COMMERCE/INDUSTRIAL - 6.8%
  672,000  Citic Pacific Ltd.
           Swire Pacific Ltd. 'A'
                                              6,586,287
                                              3,590,375
                                           ------------
                                             10,176,662
                                           ------------
1,486,000  ELECTRICITY & GAS - 1.8%
           Hong Kong and China Gas
             Company Ltd.
                                              2,806,675
                                           ------------
  767,250  FOODS - 0.1%
           Guangdong Brewery Holdings
             Ltd.*
                                                140,944
                                           ------------
  616,000  REAL ESTATE - 14.7%
1,290,000  Cheung Kong Holdings Ltd.
  811,000  China Resources Enterprise
   77,000    Ltd.
1,501,000  Hutchison Whampoa
  509,000  New World Development Company
  825,000    Ltd.
           New World Infrastructure Ltd.*
           Sun Hung Kai Properties Ltd.
           Wharf (Holdings) Ltd.
                                              4,283,312
                                              3,537,904
                                              5,613,001
                                                270,944
                                              3,019,476
                                              3,753,299
                                              1,686,287
                                           ------------
                                             22,164,223
                                           ------------
1,214,000  SERVICES - 0.5%
           Guangdong Investments
                                                773,474
                                           ------------
  430,000  WHOLESALE - 0.3%
           Guangnan Holdings
           TOTAL HONG KONG
           (COST $43,034,303)
           INDIA - 7.4%
                                                394,955
                                           ------------
                                             41,127,050
                                           ------------
           BANKING - 0.8%
           State Bank of India
           COMMON STOCKS
                                              1,191,460
  165,000                                  ------------
   SHARES                                     VALUE US$
---------                                  ------------
           INDIA (CONCLUDED)
           HOUSEHOLD GOODS - 1.6%
   69,000  Hindustan Lever Ltd.               2,435,032
                                           ------------
           LEISURE AND TOURISM - 0.0%
      125  Indian Hotels Co., Ltd.                2,019
                                           ------------
           MACHINERY & ENGINEERING - 1.2%
   72,000  Bajaj Auto Ltd.                    1,142,327
   36,000  Bajaj Auto Ltd. Bonus Shares         571,140
      227  Tata Engineering & Locomotive
             Company Ltd.                         1,992
                                           ------------
                                              1,715,459
                                           ------------
           OIL, INTEGRATED - 1.0%
  127,000  Bharat Petroleum Corporation
             Ltd.                             1,523,720
                                           ------------
           PHARMACEUTICALS - 0.0%
    1,779  Ranbaxy Laboratories Ltd.             34,701
                                           ------------
           TELECOMMUNICATIONS - 2.8%
  393,000  Mahanagar Telephone Nigam Ltd.     2,742,024
   63,000  Videsh Sanchar Nigam Ltd.          1,473,583
                                           ------------
                                              4,215,607
                                           ------------
           TOTAL INDIA
           (COST $9,361,192)                 11,117,998
                                           ------------
           INDONESIA - 3.0%
           COMMUNICATIONS - 1.0%
   46,000  P.T. Indosat                         104,109
1,430,000  P.T. Telekomunikasi Indonesia      1,334,401
                                           ------------
                                              1,438,510
                                           ------------
           FOODS - 0.5%
  774,680  P.T. Indofood Sukses Makmur          776,838
                                           ------------
           MISC. MANUFACTURING - 0.8%
  435,000  P.T. Gudang Garam                  1,235,933
                                           ------------
           RETAIL SALES - 0.4%
   82,500  P.T. Unilever Indonesia              643,454
                                           ------------
           TRANSPORTATION EQUIPMENT - 0.3%
  551,000  P.T. Astra International             410,564
                                           ------------
           TOTAL INDONESIA
           (COST $6,075,219)                  4,505,299
                                           ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

           COMMON STOCKS
   SHARES                                     VALUE US$
---------                                  ------------
           JAPAN - 18.7%
           CHEMICALS - 0.1%
   38,000  Sakata Inx Corp.                     175,127
                                           ------------
           CONSTRUCTION - 1.4%
   54,000  Daiwa House Industry Co., Ltd.       521,088
   73,000  Higashi Nihon House Co.              546,544
   48,000  Kinden Corporation                   590,966
   42,000  Sanki Engineering Co.                349,389
    8,000  Tostem Corporation                   111,139
                                           ------------
                                              2,119,126
                                           ------------
           ELECTRICAL APPLIANCES - 3.9%
   27,000  Fuji Photo Film Co.                  979,286
  142,000  Hitachi Ltd.                       1,092,671
    6,000  Kyocera Corporation                  343,898
   77,000  Matsushita Electrical
             Industrial Company, Ltd.         1,293,902
   88,000  Mitsubishi Electric
             Corporation                        293,553
   16,000  Murata Manufacturing Co., Ltd.       644,206
   30,000  Omron Corporation                    514,100
    7,700  SMC Corporation                      666,168
                                           ------------
                                              5,827,784
                                           ------------
           INSURANCE - 1.6%
  181,000  Koa Fire & Marine Insurance
             Co., Ltd.                          941,061
   90,000  Sumitomo Marine & Fire
             Insurance                          600,449
  162,000  Yasuda Fire & Marine Insurance       898,877
                                           ------------
                                              2,440,387
                                           ------------
           IRON & STEEL - 0.6%
  411,000  Sumitomo Metal Industries            823,983
                                           ------------
           LAND TRANSPORTATION - 1.1%
      123  East Japan Railway Company           598,577
  317,000  Hanshin Electric Railway Co.       1,073,280
                                           ------------
                                              1,671,857
                                           ------------
           MACHINERY - 1.5%
   63,000  Amada Metrics Co. Ltd.               463,813
  106,000  Glory Ltd.                         1,737,127
                                           ------------
                                              2,200,940
                                           ------------
           MINING - 0.1%
   31,000  Nittetsu Mining Co.                  173,813
                                           ------------
           MISC. FINANCIAL - 0.7%
   40,700  Credit Saison Co., Ltd.            1,093,595
                                           ------------
           MISC. MANUFACTURING - 0.6%
   72,000  Toppan Printing Company Ltd.         904,417
                                           ------------
           COMMON STOCKS
   SHARES                                     VALUE US$
---------                                  ------------
           JAPAN (CONCLUDED)
           OIL - 0.3%
   72,000  Showa Shell Sekiyu                   504,916
                                           ------------
           PAPER & PULP - 0.2%
   66,000  Oji Paper Co., Ltd.                  334,914
                                           ------------
           PHARMECEUTICALS - 0.9%
   51,000  Takeda Chemical Industries         1,391,565
                                           ------------
           REAL ESTATE - 0.4%
  133,100  Airport Facilities Co., Ltd.         476,108
   17,000  T.O.C Co.                            171,117
                                           ------------
                                                647,225
                                           ------------
           RETAIL SALES - 0.4%
   12,000  Ito-Yokado Co., Ltd.                 596,955
                                           ------------
           RUBBER GOODS - 1.0%
   66,000  Bridgestone Corp.                  1,427,502
                                           ------------
           SECURITIES - 0.4%
   51,000  Nomura Securities Company Ltd.       593,961
                                           ------------
           SERVICES - 0.1%
    9,000  Chubu-Nippon Broadcasting Co.,
             Ltd.                               157,225
                                           ------------
           TEXTILES - 0.4%
   67,000  Kuraray Company Limited              601,947
                                           ------------
           TRANSPORTATION EQUIPMENT - 0.8%
   40,000  Toyota Motor Corporation           1,114,716
                                           ------------
           WHOLESALE - 2.2%
  100,000  Inaba Denkisangyo Co.              1,123,035
   15,000  Meiko Shokai Co.                     461,692
   81,000  Mitsubishi Corporation               694,035
  143,000  Mitsui & Company                   1,086,091
                                           ------------
                                              3,364,853
                                           ------------
           TOTAL JAPAN
           (COST $35,979,550)                28,166,808
                                           ------------
           KOREA - 3.8%
           BANKING - 0.5%
   86,979  Shinhan Bank                         670,463
                                           ------------
           COMMUNICATIONS - 0.4%
    1,833  SK Telecom Co. Ltd.(1)               623,755
                                           ------------
           ELECTRICAL APPLIANCES - 0.9%
   35,000  LG Electronics                       473,958
   22,784  Samsung Electronics Co.(1)           901,748
                                           ------------
                                              1,375,706
                                           ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

           COMMON STOCKS
   SHARES                                     VALUE US$
---------                                  ------------
           KOREA (CONCLUDED)
           ELECTRICITY & GAS - 0.5%
   49,000  Korea Electric & Power Corp.         699,271
                                           ------------
           IRON-STEEL - 0.6%
   21,000  Pohang Iron & Steel Co., Ltd.
             (1)                                927,631
                                           ------------
           OILS - 0.4%
   46,020  Yukong Ltd.                          623,188
                                           ------------
           SECURITIES - 0.5%
   64,000  Daewoo Securities Co.*               793,333
                                           ------------
           TOTAL KOREA
           (COST $12,929,984)                 5,713,347
                                           ------------
           MALAYSIA - 8.0%
           BANKING - 1.2%
  354,000  Malayan Banking Berhad             1,365,202
  465,000  RHB Capital Berhad                   389,238
   83,400  RHB Sakura Merchant Bankers
             Berhad*                             52,359
                                           ------------
                                              1,806,799
                                           ------------
           CONSTRUCTION - 1.6%
  665,000  Gamuda Berhad                      1,013,901
  615,000  United Engineers (Malaysia)
             Ltd.                             1,452,466
                                           ------------
                                              2,466,367
                                           ------------
           ELECTRICITY & GAS - 1.4%
   65,000  Petronas Gas Berhad                  174,888
  888,000  Tenaga Nasional Berhad             1,911,390
                                           ------------
                                              2,086,278
                                           ------------
           GLASS & CERAMICS - 0.2%
  100,000  Fraser & Neave Ltd.                  224,963
                                           ------------
           MISC. MANUFACTURING - 0.8%
  820,000  R.J. Reynolds Berhad               1,262,481
                                           ------------
           REAL ESTATE - 1.7%
2,779,000  Island & Peninsular Berhad         2,575,456
                                           ------------
           SERVICES - 1.1%
  561,500  Genting Berhad                     1,577,907
                                           ------------
           TOTAL MALAYSIA
           (COST $26,018,189)                12,000,251
                                           ------------
           PHILIPPINES - 3.5%
           COMMUNICATION - 1.6%
   96,340  Philippine Long Distance
             Telephone                        2,401,638
                                           ------------
           COMMON STOCKS
   SHARES                                     VALUE US$
---------                                  ------------
           PHILIPPINES (CONCLUDED)
           ELECTRICITY & GAS - 0.7%
  315,315  Manila Electric Co. 'B'              970,200
                                           ------------
           MINING - 0.3%
5,496,000  Belle Corporation*                   501,060
1,099,200  Belle Corporation Wts. (2)*              203
                                           ------------
                                                501,263
                                           ------------
           REAL ESTATE - 0.9%
3,323,768  Ayala Land, Inc. 'B'               1,302,046
                                           ------------
           TOTAL PHILIPPINES
           (COST $7,831,441)                  5,175,147
                                           ------------
           SINGAPORE - 9.7%
           BANKING - 3.1%
  576,000  Overseas Union Bank Ltd.           1,923,664
  500,880  United Overseas Bank Ltd.          2,772,046
                                           ------------
                                              4,695,710
                                           ------------
           GLASS & CERAMICS - 0.4%
  110,000  Fraser & Neave Ltd.                  552,799
                                           ------------
           MACHINERY & ENGINEERING - 1.6%
  760,000  Keppel Corp., Ltd.                 2,407,634
                                           ------------
           REAL ESTATE - 2.3%
  522,000  City Developments Ltd.             2,191,603
  748,000  DBS Land Ltd.                      1,275,216
                                           ------------
                                              3,466,819
                                           ------------
           SERVICES - 2.3%
  253,200  Singapore Press Holdings Ltd.      3,495,191
                                           ------------
           TOTAL SINGAPORE
           (COST $22,240,842)                14,618,153
                                           ------------
           THAILAND - 1.6%
           COMMUNICATIONS - 0.4%
  630,000  TelecomAsia Corp.*                   277,262
  183,000  Total Access Communication
             Co., Ltd.                          349,530
                                           ------------
                                                626,792
                                           ------------
           ELECTRICITY & GAS - 0.6%
  582,200  Electricity Generating Public
             Co., Ltd.                          953,726
                                           ------------
           MINING - 0.3%
   49,000  PTT Exploration and Production
             Public Company Limited             491,198
                                           ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1997

             COMMON STOCKS
     SHARES                                   VALUE US$
-----------                                ------------
             REAL ESTATE - 0.3%
             Land & House Corp. Limited
             TOTAL THAILAND                     364,694
             (COST $7,720,378)             ------------
             TOTAL COMMON STOCKS
             (COST $173,241,618)              2,436,410
             COMMON STOCKS                 ------------
    426,171                                 127,522,463
  PRINCIPAL                                ------------
     AMOUNT                                   VALUE US$
-----------                                ------------
      (000)

             SHORT-TERM INVESTMENTS - 12.6%
             REPURCHASE AGREEMENT - 12.6%
U.S.$19,000  With Chase Securities
             Incorporated dated 10/31/97
             5.55%, due 11/03/97
             (repurchase proceeds
             $19,008,788); collateralized
             by: $17,885,000 U.S.
             Treasury Note, 6.875%, due
             5/15/06 (value $19,947,546)
             (COST $19,000,000)              19,000,000
                                           ------------
             TOTAL INVESTMENTS
             (COST $192,241,618) - 97.4%    146,522,463
             Other assets less
               liabilities - 2.6%             3,883,112
                                           ------------
             Net Assets - 100%             $150,405,575
                                           ------------
                                           ------------

* Non-income producing security.
(a) American Depositary Receipt.
(1) Priced at fair value as determined by the Investment Adviser and approved by the Board of Directors.
(2) The warrants enable the holder to subscribe to one share for every warrant held at PHP 8.50 per share. The warrants can be exercised from 10/06/98 thru 12/31/00.
Percentages are based on net assets.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
      Investments in securities, at value (cost $173,241,618)    $ 127,522,463
      Repurchase agreement                                          19,000,000
      Cash                                                           3,514,982
      Foreign currency, at value (cost $14,556)                         14,556
      Receivable for securities sold                                 1,755,433
      Receivable for dividends                                         225,566
      Receivable for interest                                           19,383
      Unrealized appreciation on forward foreign currency
        contracts                                                        1,260
      Deferred organization expenses                                    39,567
      Prepaid expenses                                                   9,924
                                                                 -------------

                  Total Assets                                     152,103,134
                                                                 -------------

LIABILITIES:
      Payable for securities purchased                                 991,206
      Estimated tax liability on Indian investments (Note 5)           209,820
      Investment advisory fee payable                                  142,321
      Administration fee payable                                        35,580
      Unrealized depreciation on forward foreign currency
        contracts                                                          205
      Accrued expenses payable and other liabilities                   318,427
                                                                 -------------

                  Total Liabilities                                  1,697,559
                                                                 -------------
                  Net Assets                                     $ 150,405,575
                                                                 -------------
                                                                 -------------

 NET ASSETS WERE COMPOSED OF:
      Capital Stock, par value ($.01 per share, applicable to
        19,607,100 shares issued: authorized 100,000,000
        shares)                                                  $     196,071
      Paid-in-capital in excess of par                             270,878,538
      Treasury Stock at cost (3,500,000 shares--Note 6)            (45,640,000)
      Accumulated net investment loss                                 (245,643)
      Accumulated net realized losses from investments             (28,855,504)
      Net unrealized depreciation of investments (net of
        estimated tax liability on Indian investments of
        $209,820 - Note 5)                                         (45,928,975)
      Net unrealized appreciation on translation of assets and
        liabilities in foreign currencies and forward foreign
        currency contracts                                               1,088
                                                                 -------------

                  Net Assets                                     $ 150,405,575
                                                                 -------------
                                                                 -------------
                  Net asset value per share ($150,405,575
                    divided by 16,107,100 shares outstanding)    $        9.34
                                                                 -------------
                                                                 -------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:
      Dividends (net of foreign withholding taxes of $133,393)    $  2,597,793
      Interest and discount earned                                     784,509
                                                                  ------------

                  Total Investment Income                            3,382,302
                                                                  ------------

EXPENSES:
      Investment advisory fee                                        2,301,847
      Administration fee                                               575,461
      Legal fees and expenses                                          385,107
      Custodian's fees and expenses                                    282,580
      Transfer agent's fees and expenses                               183,596
      Reports to shareholders                                          138,858
      Directors' fees and expenses                                      72,116
      Insurance expense                                                 53,295
      Independent accountants' fees and expenses                        35,791
      Amortization of deferred organization expenses                    33,981
      Registration fees                                                 24,260
      Miscellaneous expenses                                            12,235
                                                                  ------------
                  Total Expenses                                     4,099,127
                                                                  ------------

NET INVESTMENT LOSS                                                   (716,825)
                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
    Net realized gain (loss) from:
      Investments (net of taxes paid on Indian Investments of
        $212,364)                                                    3,269,878
      Foreign currency transactions and forward foreign currency
        contracts                                                     (160,676)
    Net change in unrealized appreciation (depreciation) on:
      Investments (net of change in estimated tax liability on
        Indian investments of $56,530 - Note 5)                    (62,130,824)
      Translation of assets and liabilities in foreign
        currencies and forward foreign currency contracts                3,541
                                                                  ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS                                            (59,018,081)
                                                                  ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(59,734,906)
                                                                  ------------
                                                                  ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                              FOR THE YEAR       FOR THE YEAR
                                                  ENDED              ENDED
                                            OCTOBER 31, 1997   OCTOBER 31, 1996
--------------------------------------------------------------------------------

INCREASE(DECREASE) IN NET ASSETS:

OPERATIONS:
      Net investment loss                     $    (716,825)     $    (508,543)
      Net realized gain from investment
        transactions                              3,269,878             21,946
      Net realized gain (loss) from
        foreign currency transactions and
        forward foreign currency contracts         (160,676)         2,568,860
      Net change in unrealized
        appreciation (depreciation) on
        investments (net of estimated tax
        liability on Indian investments of
        $209,820 and $266,350,
        respectively - Note 5)                  (62,130,824)         8,574,019
      Net change in unrealized
        appreciation (depreciation) on
        translation of assets and
        liabilities in foreign currencies
        and forward foreign currency
        contracts                                     3,541           (245,390)
                                            -----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     (59,734,906)        10,410,892
                                            -----------------  -----------------
DIVIDENDS TO SHAREHOLDERS:
      Investment income-net                      (1,826,573)           -
                                            -----------------  -----------------
CAPITAL STOCK TRANSACTIONS (NOTE 6):
      Cost of shares redeemed pursuant to
        tender offer                            (45,640,000)           -
      Tender offer costs charged to paid
        in capital in excess of par                (237,658)           (53,304)
                                            -----------------  -----------------
TOTAL CAPITAL STOCK TRANSACTIONS                (45,877,658)           (53,304)
                                            -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (107,439,137)        10,357,588
                                            -----------------  -----------------
NET ASSETS:
      Beginning of year                         257,844,712        247,487,124
                                            -----------------  -----------------
      End of year (including undistributed
        (accumulated) net investment
        income (loss) of $(245,643) and
        $1,826,585 for the years ended
        1997 and 1996, respectively)          $ 150,405,575      $ 257,844,712
                                            -----------------  -----------------
                                            -----------------  -----------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

FINANCIAL HIGHLIGHTS

    Selected Per Share Data and Ratios:

                                                FOR THE      FOR THE      FOR THE
                                                 YEAR         YEAR         YEAR       DECEMBER 30,
                                                 ENDED        ENDED        ENDED        1993* TO
                                              OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    OCTOBER 31,
                                                 1997         1996         1995           1994
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   13.15    $   12.62    $   13.84    $   14.01**
Investment Operations:
Net investment income (loss)                       (0.05)       (0.03)        0.02        (0.01)
Net realized and unrealized gain (loss) on
  investments (net of estimated tax
  liability on Indian investments) and
  foreign currency transactions and foreign
  currency contracts                               (3.66)        0.56        (1.24)       (0.16)
                                              -----------  -----------  -----------     -------
Total from investment operations                   (3.71)        0.53        (1.22)       (0.17)
                                              -----------  -----------  -----------     -------
Less dividends from investment income-net          (0.09)       -            -              -
                                              -----------  -----------  -----------     -------
Tender offer costs charged to
  paid-in-capital in excess of par                 (0.01)           -+      -            -
                                              -----------  -----------  -----------     -------
Net asset value, end of period                $     9.34   $    13.15   $    12.62   $    13.84
                                              -----------  -----------  -----------     -------
                                              -----------  -----------  -----------     -------
Market value, end of period                   $     8.50   $    12.00   $   11.125   $    12.00
                                              -----------  -----------  -----------     -------
                                              -----------  -----------  -----------     -------
Total investment return based on (1):
Market value                                      (28.62 )%      7.87%       (7.29 )%     (20.00     )%
                                              -----------  -----------  -----------     -------
                                              -----------  -----------  -----------     -------
Net asset value                                   (28.43 )%      4.20%       (8.82 )%      (1.21     )%
                                              -----------  -----------  -----------     -------
                                              -----------  -----------  -----------     -------
Ratio/Supplementary Data:
Net assets, end of period (Millions)          $   150.41   $   257.84   $   247.49   $   271.42
Ratio of expenses to average net assets             1.78 %       1.57 %       1.65 %       1.59     %***
Ratio of expenses to average net assets
  excluding conversion costs (Note 7)               1.59 %     -            -            -
Ratio of net investment income (loss) to
  average net assets                               (0.31 )%      (0.19 )%       0.12 %      (0.10     )%***
Portfolio turnover rate                            39.14 %      34.71 %      66.79 %      19.76     %
Average commission rate per share****         $   0.0142   $   0.0224          N/A          N/A

       * Commencement of investment operations.

      ** Net of $.09 offering expenses.

     *** Annualized.

    **** For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for trades on which a commission is charged.

      + Less than $0.01 per share.
     (1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions paid to purchase shares of the Fund. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment returns for periods of less than one full year are not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

1.  SIGNIFICANT ACCOUNTING POLICIES:

        Schroder Asian Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on November 5, 1993 and investment operations commenced on December 30, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION

        Portfolio securities listed or traded on a recognized stock exchange or NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are principally traded. Other securities for which market quotations are readily available are valued at the last sales price prior to the time of determination. If there is no sales price on such date, and if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices. The value of a foreign security is determined in its national currency as of 9:00 a.m., New York time, and that value is then converted into its U.S. dollar equivalent on the day of valuation as of 11:30 a.m., New York time. Securities for which market quotations are not readily available, and securities for which, in the judgment of the Investment Adviser, the prices or values available do not represent the fair value of the instrument, are valued at fair value, pursuant to the Fund's pricing procedures as determined by the Adviser and approved in good faith by the Board of Directors. In determining the fair value of such securities, the Adviser and the Board consider all relevant information, including but not limited to types of securities, current financial and market information and restrictions on dispositions. The values assigned to the securities holdings do not necessarily represent amounts which might ultimately be realized upon their sale or other disposition, since such amounts depend on future circumstances and cannot reasonably be determined until the actual disposition occurs. However, because of the inherent uncertainty of such valuations, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At October 31, 1997, the portfolio contained three securities for which market quotations were not readily available and which were fair valued pursuant to the Fund's procedures. These securities had a total value of $2,453,134 representing 1.6% of the Fund's net assets.

        The Fund may enter into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities. The underlying collateral is valued daily on a marked-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of a default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME

        Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including accretion of discount) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the identified cost basis.

    FOREIGN CURRENCY TRANSLATION

        Foreign currency amounts denominated in or expected to settle in foreign currencies ("FC") are translated into U.S. dollars on the following basis: market value of investment securities and other assets and liabilities at

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED) the rate of exchange at the end of the respective period, purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from the investment.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses include changes in the value of assets and liabilities, other than investments in securities at fiscal year end, arising as a result of changes in the exchange rate.

    DIVIDENDS AND DISTRIBUTIONS

        Dividends and distributions payable by the Fund, if any, are accrued on the ex-dividend date. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies and net investment losses. As a result of these differences, at October 31, 1997, the Fund decreased paid-in-capital by $549,102, decreased accumulated net investment loss by $471,170, decreased accumulated net realized losses from investments by $20,769 and decreased accumulated net realized losses from foreign currency transactions and forward foreign currency contracts by $57,163. Net assets were not affected by the reclassification.

    FORWARD FOREIGN CURRENCY CONTRACTS

        The Fund may enter into forward contracts to purchase or sell FCs to protect against the effect of possible adverse movements in foreign exchange rates on the U.S. dollar value of the underlying portfolio. Risks associated with such contracts include the movement in value of the FC relative to the U.S. dollar and the ability of the counterparty to perform. Forward foreign currency contracts are valued at the forward rate and are marked-to-market weekly. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlement.

    ORGANIZATIONAL COSTS

        Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight line basis over a five-year period from the commencement of investment operations.

    USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.  PURCHASES AND SALES OF SECURITIES:

        The aggregate cost of securities purchased and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1997 were $83,156,326 and $149,297,647, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  FORWARD FOREIGN CURRENCY CONTRACTS AS OF OCTOBER 31, 1997:

                       CONTRACTS TO                                             UNREALIZED
                         DELIVER/     SETTLEMENT    IN EXCHANGE                APPRECIATION/
                          RECEIVE        DATE           FOR          VALUE    (DEPRECIATION)
---------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
Hong Kong Dollar        USD  331,191   11/03/97     HKD 2,560,505  $ 331,242     $      51
Hong Kong Dollar        USD  273,378   11/03/97     HKD 2,113,543    273,420            42
Japanese Yen            USD   48,201   11/04/97    JPY  5,815,412     48,377           176
Japanese Yen            USD   13,864   11/06/97    JPY  1,664,057     13,843           (21)
Malaysian Ringit        USD  177,931   11/06/97      MYR  596,995    178,474           543
Malaysian Ringit        USD  145,401   11/07/97      MYR  487,865    145,849           448
                                                                                    ------
                                                                       Total     $   1,239
                                                                                    ------
                                                                                    ------
CONTRACTS TO SELL:
Hong Kong Dollar       HKD 2,403,436   11/03/97     USD  (310,875)  (310,923)          (48)
Malaysian Ringit        MYR  149,715   11/06/97     USD   (44,622)   (44,758)         (136)
                                                                                    ------
                                                                       Total  $       (184   )
                                                                                    ------
                                                                                    ------

4. INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

        The Fund retains Schroder Capital Management International, Inc. as Investment Adviser (the "Adviser"). The Investment Advisory Agreement, as amended on May 16, 1996, provides for a monthly fee at the annual rate of
    (1) 1.00% of the Fund's average weekly net assets up to and including $300 million, and (2) 0.85% of the Fund's average weekly net assets in excess of $300 million. The Fund paid or accrued fees to the Adviser of $2,301,847 for the year ended October 31, 1997.

        The Fund retains Princeton Administrators, L.P. as the Administrator. Pursuant to the administration agreement, as amended on May 16, 1996, the Administrator receives a monthly fee equal to the greater of (a) $150,000 per annum or (b) an annual rate of (1) 0.25% of the Fund's average weekly net assets up to and including $300 million, and (2) 0.22% of the Fund's average weekly net assets in excess of $300 million.The Fund paid or accrued fees to the Administrator of $575,461 for the year ended October 31, 1997.

        Several individuals who are directors and/or officers of the Fund are also directors or officers of the Investment Advisor or its affiliates.

5.  FEDERAL INCOME TAXES:

        Since it is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders, no Federal income tax provision is required.

        For Federal income tax purposes, the tax basis of investment securities owned is $192,677,609. At October 31, 1997, net unrealized depreciation on investments was $(46,155,146). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $11,066,950 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $57,222,096.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

        For Federal income tax purposes, the Fund had a capital loss carry forward as of October 31, 1997 of $28,664,146 ($2,615,657 expiring in 2002 and $26,048,489 expiring in 2003) which is available to offset future capital gains, subject to limitations imposed under the Internal Revenue Code.

        Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates. Indian tax regulations require that taxes be paid on capital gains realized by the Fund. At October 31, 1997, the Fund decreased net unrealized appreciation by the estimated tax liability attributable to Indian investments of $209,820.

6.  CAPITAL STOCK:

        There are 100,000,000 shares of $.01 par value common stock authorized. There are 16,107,100 shares issued and outstanding as of October 31, 1997.

        On February 18, 1997, the Fund's Board of Directors approved a tender offer (the "Tender Offer") to purchase up to 3.5 million shares of outstanding common stock. The offer commenced on February 19, 1997 and expired on March 20, 1997. The Fund received tenders representing 13,268,062 shares of common stock. Pursuant to the terms of the Tender Offer, the Fund determined to accept 3.5 million common shares. As a result of the Tender Offer, the Fund purchased 3.5 million shares for a total of $45,640,000.

        As of October 31,1997 and October 31, 1996, costs incurred in connection with the tender offer in the amount of $237,658 and $53,304, respectively, have been charged to paid-in-capital in excess of par.

7.  SUBSEQUENT EVENT:

        On October 24, 1997, the shareholders of the Fund approved management's proposal to convert the Fund from a closed-end to an open-end investment company (the "Conversion"). Approval of this proposal included approval of
    (1) amendments to the fundamental policies of the Fund to enable the Fund to participate in an open-end Core and Gateway fund structure, (2) new investment advisory agreements with the Investment Adviser to take effect upon the Conversion, (3) changing the Fund's subclassification under the Investment Company Act from a closed-end to an open-end company, and (4) adopting an Agreement and Plan of Reorganization pursuant to which the Fund would reorganize from a Maryland corporation into a Delaware business trust. Following the Conversion, shares of the Fund will be subject to an asset-based shareholder servicing fee of 0.25% per annum, and, for shares purchased after the Conversion through brokers or other financial intermediaries, a front-end sales charge based on the size of the purchase. In addition, during the first six months after the conversion, open-end shares received by stockholders of the Fund in the Conversion will be subject to a redemption fee of 2.00%. Following the Conversion, stockholders will be able to buy and sell at a price based on net asset value, subject for the first six months to a redemption fee of 2.00%. In the course of converting to an open-end fund, the Fund will also (a) convert from a Maryland corporation to a Delaware business trust; and (b) commence operating in a Core-and-Gateway fund-of-funds structure. There will be no change in the Fund's investment objective and strategy. Schroder Capital Management International, Inc. will continue to serve as investment adviser for the Fund's investments.

        As of October 31, 1997, costs incurred in connection with the Conversion amounted to $431,366, the majority of which related to legal and transfer agent fees.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

PROXY RESULTS

    During the year ended October 31, 1997, Schroder Asian Growth Fund, Inc. shareholders voted on the following proposals. The proposals were approved at the annual meeting of shareholders held on June 3, 1997. The description of the proposals and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------
                                                                                 SHARES
                                                                                VOTED FOR   ABSTENTIONS
-------------------------------------------------------------------------------------------------------
1.         To elect certain Directors:        John I. Howell(1)                12,144,007      639,784
                                                                               12,148,287      635,504
                                              David M.
                                              Salisbury(1)
                                                                               12,146,872      636,919
                                              Louise Croset(2)

(1) Nominee for Class II director to serve until 2000 annual meeting of stockholders

(2) Nominee for Class III director to serve until 1998 annual meeting of stockholders
-------------------------------------------------------------------------------------------------------

                                                                                 SHARES
                                                                    SHARES        VOTED
                                                                   VOTED FOR     AGAINST    ABSTENTIONS
-------------------------------------------------------------------------------------------------------
2.         To ratify the selection of Coopers & Lybrand L.L.P.
            as the Fund's independent accountants.                12,366,765      268,458      148,568
-------------------------------------------------------------------------------------------------------

    The following proposals were voted on at the Special Meeting of Stockholders, October 24, 1997. The proposal to approve the Conversion of the Fund to an open-end Core and Gateway Fund Structure, which required the affirmative vote of holders of two-thirds of the outstanding shares of the Fund, was approved. The proposal to eliminate the tender offer undertaking set forth in the Fund's prospectus dated December 22, 1993, which required the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, was not approved.

                                                                            SHARES       SHARES
                                                                             VOTED        VOTED
                                                                              FOR        AGAINST     ABSTAIN
                                                                          -----------  -----------  ---------
1.         TO APPROVE THE CONVERSION OF THE FUND TO AN OPEN-END CORE AND  10,834,272      312,118     134,720
           GATEWAY FUND STRUCTURE
2.         TO ELIMINATE THE TENDER OFFER UNDERTAKING SET FORTH IN THE      7,121,328      437,017     253,171
           FUND'S PROSPECTUS

DIVIDEND REINVESTMENT PLAN

    Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Plan Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank, or other nominee should contact such nominee to see if it will participate in the Plan on the shareholders' behalf. If the nominee is unable to do so, the shareholder may wish to request that their shares be reregistered in the shareholder's own name.

    A shareholder may elect to withdraw from the Plan without penalty at any time upon written notice to the Plan Agent. When a participant withdraws from the Plan, or upon termination of the Plan, certificates for whole Dividend Shares credited to the shareholder's account under the Plan will be issued and cash payment will be made for any fractional Dividend Shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise, such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------
shareholder's Dividend Shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $2.50 fee plus brokerage commission.

    Whenever the Fund declares a distribution from capital gains or an income dividend either in cash or in shares of the Fund, participants in the Plan will receive shares of the Fund. Whenever the market price per share is equal to or exceeds the net asset value of the valuation date, participants will be issued shares of the Fund at a price per share equal to the greater of (a) the net asset value per share on the date or (b) 95% of the market price of the Fund's shares on the date. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading day. The Fund will not issue Dividend Shares under the Plan at a price below net asset value. If net asset value exceeds the market price of Fund shares as of the valuation date, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchase, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer Dividend Shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those Dividend Shares purchased pursuant to the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to Dividend Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax that may be payable on such dividends or distributions. To the extent dividends and distributions are reinvested in additional Shares issued by the Fund, participants should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal the fair market value, determined as of the valuation date, of the shares received (regardless of the net asset value of the shares on the valuation date), and should have a cost basis in such shares equal to such fair market value.

    Experience under the plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to participants in the plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent at least 90 days prior written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200, at 1-800-426-5523.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Schroder Asian Growth Fund, Inc.

    We have audited the accompanying statement of assets and liabilities of Schroder Asian Growth Fund, Inc., including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended, and for the period December 30, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schroder Asian Growth Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for the three years in the period then ended and for the period December 30, 1993 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

New York, New York
December 4, 1997

--------------------------------------------------------------------------------

DIRECTORS

Louise Croset, President
Peter E. Guernsey
John I. Howell
William L. Means
David Salisbury
I. Peter Sedgwick, Chairman

OFFICERS

Louise Croset
       President
Heather F. Crighton
       Vice President
Catherine A. Mazza
       Vice President
Mark J. Smith
       Vice President
Margaret H. Douglas-Hamilton
       Secretary
Fergal Cassidy
       Treasurer
Alexandra Poe
       Assistant Secretary

INVESTMENT ADVISOR

Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

INDEPENDENT ACCOUNTANTS

Cooper & Lybrand L.L.P.
1301 Avenue of the Americas                       Annual Report
New York, NY 10019                                October 31, 1997

NYSE Symbol: SHF

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities.